Exhibit 99.1

December 10, 2018 Expands Southern California Footprint

2 Forward Looking Statements When used in this presentation and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . You are cautioned not to place undue reliance on any forward - looking statement, which speak only as of the date made . These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information . By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements . Statements about the expected timing, completion and effects of the proposed merger and all other statements in this presentation other than historical facts constitute forward - looking statements . Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following : expected revenues, cost savings, synergies and other benefits from the proposed merger of BayCom Corp (“ BayCom”or “BCML”) and Uniti Financial Corporation (“ Uniti ” or “UIFC”) and the recent merger of Bethlehem Financial Corporation and BayCom might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected ; the requisite shareholder and regulatory approvals and other closing conditions for the proposed merger may be delayed or may not be obtained or the merger agreement may be terminated ; business disruption may occur following or in connection with the proposed merger ; BayCom’s or Uniti's businesses may experience disruptions due to transaction - related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities ; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events ; the diversion of managements' attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise ; and future acquisitions by the Company of other depository institutions or lines of business . Additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in BayCom’s prospectus filed with the SEC pursuant to Rule 424 (b) of the Securities Act on May 4 , 2018 and other documents subsequently filed by BayCom with the SEC . Consequently, no forward - looking statement can be guaranteed . Neither BayCom nor Uniti undertakes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Annualized , pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results .

3 Safe Harbor Additional Information : In connection with the proposed merger, BayCom will file with the SEC a registration statement on Form S - 4 that will include a proxy statement of Uniti and a prospectus of BayCom , as well as other relevant documents concerning the proposed transaction . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval . WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S - 4 , THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S - 4 AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BAYCOM, UNITI AND THE PROPOSED MERGER . The proxy statement/prospectus will be sent to the shareholders of Uniti seeking the required shareholder approvals . Investors and security holders will be able to obtain free copies of the registration statement on Form S - 4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by BayCom through the web site maintained by the SEC at www . sec . gov . These documents, when available, also can be obtained free of charge by accessing BayCom’s website at www . unitedbusinessbank . com under the tab “Investor Information” and then under “Documents” . Alternatively, these documents, when filed with the SEC by BayCom , can be obtained free of charge by directing a written request to either BayCom Corp . , 500 Ygnacio Valley Road, Suite 200 , Walnut Creek, California, 94596 , Attn : Agnes Chiu or by calling (925) 476 - 1843 , or to Uniti Financial Corporation, 6301 Beach Boulevard, Buena Park, California 90621 , Attn : Jessica Lee or by calling (714) 736 - 5700 . Participants in the Transaction : BayCom , Uniti and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Uniti in connection with the proposed transaction . Information about BayCom’s participants may be found in the definitive proxy statement of BayCom filed with the SEC on June 6 , 2018 and information about Uniti’s participants and additional information regarding the interests of these participants will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available . The definitive proxy statement can be obtained free of charge from the sources described above .

4 Transaction Rationale Strategically Compelling Financially Attractive Low Risk □ Comprehensive due diligence process completed □ BCML has a successful track record completing and integrating mergers and acquisitions, including culturally and ethnically diverse banks such as Plaza Bank, United Business Bank, F.S.B, and Global Trust Bank □ Gains critical mass in Southern California market □ Highly accretive transaction adds $340M in assets to Southern California footprint totaling over $460M pro forma. □ A multi - ethnic commercial with Korean focus – Uniti CEO Jack Choi to continue market momentum within the large Los Angeles Korean market, which as of June 2018, included over 330,000 Korean Americans and is estimated to grow 10.2% by 2023 □ Publicly traded Korean focused niche banks in Los Angeles represent $25.0B in assets, providing ample opportunity within niche □ Complimentary business mix – including SBA origination □ Adds deposit base of $300M of which 50% are non - interest bearing □ Since IPO, BCML will have deployed $58.9 million of $66.8 million in net proceeds, leveraging capital and improving profitability going forward □ Immediate and significant accretion to earnings (before merger costs) – 18% to 20% □ Modest tangible book value dilution; payback under 3 years □ Pricing multiples compare favorably with other recent transactions Source: S&P Global Market Intelligence

5 □ Balance Sheet: ▪ Assets: $ 343.6 million ▪ Loans: $262.4 million ▪ Deposits: $294.6 million □ Capital Ratios: ▪ TE/TA: 13.56% ▪ Leverage Ratio: 13.89% ▪ Total Risk - Based Capital Ratio: 18.58% □ Asset Quality: ▪ NPAs/Assets (ex. TDRs): 0.02% ▪ Reserves/Loans: 1.27% □ Profitability: ▪ ROAA: 1.17% ▪ ROAE: 9.21% ▪ Net interest margin: 4.37% 1) Financial data for last twelve months ended September 30, 2018 Source: S&P Global Market Intelligence Corporate Overview – Uniti Financial Corporation Overview Branch Map Financial Highlights 1 Map excludes BayCom’s Washington and New Mexico locations UIFC Locations BCML Locations BCML LPO As the largest Korean - American bank headquartered in Orange County, California, Uniti Bank serves a diverse mix of loan and deposit customers reflecting the communities served. Since commencing operations on December 17, 2001, Uniti has provided financial solutions to individuals, professionals, small to mid - size businesses through three branches strategically located in Buena Park/Fullerton, Los Angeles Koreatown, and Garden Grove. In July 2005, Uniti Financial Corporation was formed as a bank holding company and, presently, the Bank is the sole subsidiary of the holding company .

6 Transaction Terms Aggregate Deal Value 1 Termination Fee Anticipated Closing □ Q2 2019 □ $ 63.9 million □ Price/2018 Est. EPS: 17.3x □ Price/2019 Est. EPS after cost saves: 11.6x Purchase Price Consideration Mix P/TBV Required Approvals □ Approximately $3.99 per share □ 42.4% stock and 57.6% cash based on fixed exchange ratio of 0.07234 shares of BCML stock, and $2.30 in fixed cash for each share of UIFC □ $2.0 million □ Customary regulatory approvals and UIFC shareholder approval 1) Based on BCML stock price of $ 23.39 as of December 7, 2018, and 15,415,587 common shares of UIFC outstanding and $2.4 million in for the cash out of options P/E □ 137.2% fully diluted

7 Key Transaction Assumptions Estimated Cost Savings Capital Contingency: □ 25% □ None modeled Purchase Accounting Marks Core Deposit Intangible Revenue Synergies: □ $ 1.1 million loan mark, net of elimination of discounts on purchased loans □ $1.5 million mark on mortgage servicing asset □ $2.9 million, 1.4% on non - maturity deposits □ None

Pro Forma Loan Portfolio

BCML[1]



Consr & Other 2.7%
C&D 4.7%
1-4 Fam 9.4%
HELOC 1.3%
C&I 11.0%
Multifam 12.6%
OwnOcc CRE 26.4%
Other CRE 32.1%

Loan Type	Composition ($000)	% of Total
Constr & Dev	45,800	4.7%
1-4 Family Residential	91,871	9.4%
Home Equity	12,349	1.3%
Owner - Occ CRE	259,003	26.4%
Other CRE	314,815	32.1%
Multifamily	123,460	12.6%
Commercial & Industrial	108,501	11.0%
Consr & Other	26,291	2.7%
Total Loans	$981,709	100.0%

MRQ Yield on Loans: 5.28%

UIFC



C&D 0.8%
1-4 Fam 7.6%
Consr & Other 2.7%
HELOC 1.1%
C&I 12.7%
Multifam 2.0%
OwnOcc CRE 33.7%
Other CRE 39.3%

Loan Type	Composition ($000)	% of Total
Constr & Dev	2,066	0.8%
1-4 Family Residential	20,112	7.6%
Home Equity	2,983	1.1%
Owner - Occ CRE	88,671	33.7%
Other CRE	103,510	39.3%
Multifamily	5,372	2.0%
Commercial & Industria	33,536	12.7%
Consr & Other	7,059	2.7%
Total Loans	$263,309	100.0%

MRQ Yield on Loans: 5.80%

Pro Forma



Consr & Other 2.7%
C&D 3.8%
1-4 Fam 9.0%
HELOC 1.2%
C&I 11.4%
Multifam 10.3%
OwnOcc CRE 27.9%
Other CRE 33.6%

Loan Type	Composition ($000)	% of Total
Constr & Dev	47,866	3.8%
1-4 Family Residential	111,983	9.0%
Home Equity	15,332	1.2%
Owner - Occ CRE	347,674	27.9%
Other CRE	418,325	33.6%
Multifamily	128,832	10.3%
Commercial & Industrial	142,037	11.4%
Consr & Other	33,350	2.7%
Total Loans	$1,245,399	100.0%

MRQ Yield on Loans: 5.39%

1) Includes combination with MyBank which closed November 30, 2018
As of September 30, 2018
Bank level regulatory data shown; does not include purchase accounting adjustments
Source: Regulatory call reports, S&P Global Market Intelligence

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BAYCOM CORP

unitibank

Pro Forma Deposit Composition

BCML[1]



Time Deposits < $100k 3.0%
Time Deposits > $100k 14.3%
MMDA & Sav 36.4%
Non Int. Bearing 30.9%
NOW Accts 15.4%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	388,438	30.9%
NOW & Other Trans	193,929	15.4%
MMDA & Sav	458,075	36.4%
Time Deposits < $100k	37,424	3.0%
Time Deposits > $100k	180,540	14.3%
Total Deposits	$1,258,406	100.0%

MRQ Cost of Deposits: 0.36%
Loans / Deposits: 78.01%

UIFC



Time Deposits < $100k 3.9%
NOW Accts 0.1%
MMDA & Sav 19.6%
Time Deposits > $100k 27.8%
Non Int. Bearing 48.5%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	144,768	48.5%
NOW & Other Trans	421	0.1%
MMDA & Sav	58,585	19.6%
Time Deposits < $100k	11,777	3.9%
Time Deposits > $100k	83,170	27.8%
Total Deposits	$298,721	100.0%

MRQ Cost of Deposits: 0.76%
Loans / Deposits: 88.15%

Pro Forma



Time Deposits < $100k 3.2%
Time Deposits > $100k 16.9%
MMDA & Sav 33.2%
Non Int. Bearing 34.2%
NOW Accts 12.5%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	533,206	34.2%
NOW & Other Trans	194,350	12.5%
MMDA & Sav	516,660	33.2%
Time Deposits < $100k	49,201	3.2%
Time Deposits > $100k	263,710	16.9%
Total Deposits	$1,557,127	100.0%

MRQ Cost of Deposits: 0.44%
Loans / Deposits: 79.98%

1) Includes combination with MyBank which closed November 30, 2018
As of September 30, 2018
Bank level regulatory data shown; does not include purchase accounting adjustments
Source: Regulatory call reports, S&P Global Market Intelligence

9

Uniti Financial Corporation Financial Overview

In $000s except for per share data	For the Twelve Months Ended 12/31/15	12/31/16	12/31/17	Quarters Ended 3/31/18	6/30/18	9/30/18
Balance Sheet						
Total Assets	$232,706	$263,488	$319,525	$316,317	$325,379	$343,578
Total Gross Loans	$161,040	$200,912	$249,961	$245,342	$249,072	$262,395
Total Deposits	$195,563	$223,583	$274,190	$263,820	$277,915	$294,588
Loans/Deposits	79.25%	85.52%	87.49%	88.88%	86.99%	89.07%
Capital						
Common Equity	$35,832	$38,563	$43,696	$44,554	$45,504	$46,585
Preferred Equity	$0	$0	$0	$0	$0	$0
Tang. Common Equity/Tang. Assets	15.40%	14.64%	13.68%	14.09%	13.98%	13.56%
Tangible Equity/Tangible Assets	15.40%	14.64%	13.68%	14.09%	13.98%	13.56%
Tier 1 Capital - Bank	18.99%	16.96%	15.38%	15.97%	15.91%	15.76%
Leverage Ratio - Bank	13.03%	13.66%	12.72%	12.76%	12.50%	12.64%
Profitability Measures						
Net Interest Margin	3.40%	3.56%	3.93%	4.22%	4.26%	4.37%
Non Interest Income/Average Assets	1.59%	1.71%	1.39%	1.16%	0.98%	0.94%
Non Interest Expense/Average Assets	3.82%	3.79%	3.58%	3.64%	3.53%	3.57%
Efficiency Ratio	78.46%	72.03%	68.81%	70.09%	67.48%	68.47%
ROAA	1.09%	0.99%	1.01%	1.09%	1.17%	1.19%
ROAE	7.13%	6.46%	7.36%	7.89%	8.31%	9.20%
Earnings per share	$0.18	$0.18	$0.21	$0.06	$0.06	$0.06
Net Income	$2,364	$2,392	$3,031	$870	$936	$966
Asset Quality						
NPAs/Assets	0.57%	0.28%	0.28%	0.27%	0.27%	0.15%
NPAs (excl TDRs)/Assets	0.51%	0.28%	0.23%	0.22%	0.22%	0.15%
NCOs/Avg Loans	-0.24%	-0.13%	0.05%	-0.04%	0.52%	-0.08%
Reserves/Loans	2.53%	1.84%	1.43%	1.47%	1.32%	1.27%
Reserves/NPAs	306.24%	508.53%	406.81%	430.39%	694.09%	NM

Source: S&P Global Market Intelligence

BayCom Corp

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unitibank